UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 24, 2017

Federal Home Loan Bank of Topeka
__________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-52004	48-0561319
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Security Benefit Pl. Suite 100, Topeka, Kansas		66606
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	785.233.0507

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective March 24, 2017, the Federal Home Loan Bank of Topeka (FHLBank) named Mark E. Yardley as FHLBank’s permanent President and Chief Executive Officer (CEO).

Mr. Yardley, 61, has served as FHLBank’s Interim President and CEO since January 1, 2017. From May 2010 through December 2016, Mr. Yardley served as Executive Vice President and Chief Risk Officer. Mr. Yardley served as Executive Vice President and Chief Financial Officer from February 2005 to May 2010, First Senior Vice President and Chief Financial Officer from December 1999 through February 2005, and as First Senior Vice President, Director of Finance, From January 1999 to December 1999. Mr. Yardley joined FHLBank in 1984 as Director of Internal Audit and was promoted to Assistant Vice President in 1990 and Vice President in 1991.

Since January 1, 2016, except for compensation paid to Mr. Yardley in his capacity as an officer and employee of FHLBank, FHLBank has not engaged in any transactions with Mr. Yardley or any members of his immediate family that require disclosure under applicable rules and regulations. There are no family relationships between Mr. Yardley and any of FHLBank’s directors or executive officers, and there are no arrangements or understandings between Mr. Yardley and any other person pursuant to which he was designated as President and CEO of FHLBank.

Mr. Yardley and FHLBank did not enter into a new compensation plan or arrangement, or modify Mr. Yardley’s current compensation arrangement, upon Mr. Yardley being appointed FHLBank’s permanent President and CEO. Mr. Yardley will continue to be compensated under the compensation terms by which he served as Interim President and CEO as reported in the Current Report on Form 8-K filed by FHLBank with the Securities and Exchange Commission on February 15, 2017, which is incorporated herein by reference. Additional information regarding Mr. Yardley’s compensation and benefits is available in Item 11: Compensation Discussion and Analysis in FHLBank’s 2016 Annual Report on Form 10-K.

Item 7.01 Regulation FD Disclosure.

A copy of FHLBank’s announcement to members regarding Mr. Yardley’s appointment as President and CEO is attached hereto as Exhibit 99.1.

The information contained in Exhibit 99.1 is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or the Securities Act of 1933 if such subsequent filing specifically references this Current Report on Form 8-K. In addition, the furnishing of information in this Current Report on Form 8-K is not intended to, and does not, constitute a determination or admission by FHLBank that the information is material or complete.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits
99.1 Message to FHLBank members dated March 24, 2017, announcing Mr. Yardley’s appointment as President and CEO.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Topeka

March 24, 2017	By:	/s/ Patrick C. Doran

Name: Patrick C. Doran
Title: EVP, Chief Compliance Officer and General Counsel

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Exhibit Index

Exhibit No.	Description

99.1	Message to FHLBank members dated March 24, 2017, announcing Mr. Yardley’s appointment as President and CEO.